                                  EXHIBIT 10.5

                                                            LOAN NO.: 94-0950936

                        ENVIRONMENTAL INDEMNITY AGREEMENT

     THIS ENVIRONMENTAL INDEMNITY AGREEMENT (the "Indemnity") is entered into as of September 9, 2005, by the undersigned TABB Realty, LLC, a Michigan limited liability company ("Borrower") in favor of PNC Bank, National Association ("Lender").

                                    RECITALS:

     A. Contemporaneously with this Indemnity, Borrower has executed and delivered its Promissory Note (the "Note") to Lender evidencing Lender's loan to Borrower in the amount of $100,000,000.00 (the "Loan").

     B. The Note is secured by, among other security: (i) the Security Instruments (as defined in the Note), which Security Instruments encumber the property described therein (the "Mortgaged Property") and including, without limitation, the real property more particularly described in Exhibit A attached hereto, and the Other Security Documents (as defined in the Security Instruments). The Note, the Security Instruments and the Other Security Documents are hereinafter collectively referred to as the "Loan Documents".

     C. As a condition to making the Loan, Lender has required that Borrower indemnify Lender with respect to the matters set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, of Lender making the Loan and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower agrees as follows:

     1. Certain Defined Terms. Unless otherwise expressly herein provided, each defined term in this Indemnity, as indicated by the initial capitalization thereof, shall have the meaning set forth in the Loan Documents. As used herein, the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires. The following terms shall have the following meanings:

     (a) "Affiliates" the respective successors, assigns and participants, parent, subsidiary and affiliated corporations and entities of any Borrower, and the respective partners, directors, officers, agents, attorneys and employees of each of the foregoing.

     (b) "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as heretofore or hereafter amended from time to time.

     (c) "Environmental Laws" means all present and future laws (whether common law, statute, rule, regulation or otherwise), permits and other requirements of governmental authorities relating to the environment or to any Hazardous Material or Hazardous Material Activity, including, without limitation, CERCLA; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; the Toxic Substance Control Act; the Clean Air Act; the Federal Water Pollution Control Act; the Hazardous Substance Control Act; the Emergency Planning and Community Right to Know Act; the Occupational Safety

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and Health Act; the Underground Tank Act of 1984; any so-called "Super-Fund" or
"Super-Lien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as of now or at any time hereafter in effect.

     (d) "Environmental Report" shall mean the following Phase I Environmental Site Assessments prepared for each property comprising the Mortgaged Property in favor of Lender:

          (1)  500 N. Dunham, Dundee, Michigan prepared by EBI dated July 19,
               2005;

          (2) 1351 Hix Road, Westland, Michigan prepared by EBI dated July 18, 2005;

          (3) 3310 W. Springfield, Champaign, Illinois prepared by EBI dated July 19, 2005;

          (4) 108 Industrial Drive, East Longmeadow, Massachusetts prepared by EBI dated July 14, 2005

          (5)  435 Rousch Road, Lima, Ohio prepared by AEC dated July 12, 2005;

          (6)  850 W. Smith Road, Medina, Ohio prepared by AEC dated July 14,
               2005;

          (7) 18015 St. Route 65, Jackson Center, Ohio prepared by AEC July 14, 2004;

          (8) 300 Washington Street, Jackson Center, Ohio prepared by AEC dated July 14, 2005;

          (9) 3201 Miller Park North, Garland, Texas prepared by RCI dated July 22, 2005;

          (10) 222 & 213 Kerry Street and 313, 215 & 217 E. Wallisville Road, Highlands, Texas prepared by RCI dated July 25, 2005;

          (11) 4211 Amberjack Blvd., Plant City, Florida prepared by EBI dated July 19, 2005;

          (12) 7150 Jefferson Metropolitan Parkway, McCalla, Alabama prepared by AEC dated July 14, 2005;

          (13) 4101 Pardue Road, Pineville, Louisiana prepared by RCI dated July 25, 2005; and

          (14) 41605 Ann Arbor Road, Plymouth, Michigan prepared by EBI dated July 22, 2005

     (e) "Foreclosure Transfer" means the transfer of title to all or any part of the Mortgaged Property in connection with a foreclosure of the Security Instruments, including, without limitation, a sale pursuant to judicial decree or power of sale, or by deed in lieu of such foreclosure.

     (f) "Hazardous Material" means, at any time: (I) any substance that is then defined or listed in, or otherwise classified, designated or regulated pursuant to any applicable Environmental Laws as a "hazardous substance", "hazardous material", "hazardous waste", "infectious waste", "toxic substance", "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as

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radioactivity, ignitability, corrosivity, reactivity, carcinogenicity, toxicity, explosiveness, reproductive toxicity or "EP toxicity"; (ii) any petroleum and petroleum byproducts, drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iii) asbestos and polychlorinated biphenyls; and
(iv) any other material or substance, naturally occurring or otherwise, which causes or poses a threat to cause a contamination or nuisance on the Mortgaged Property or any adjacent property or a hazard to the environment or to the health or safety of persons on the Mortgaged Property or any adjacent property.

     (g) "Hazardous Material Activity" means any actual, proposed or threatened storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Material from, under, into or on the Mortgaged Property or surrounding property.

     (h) "Borrower" means any person or entity executing this Indemnity, and their respective successors and assigns.

     (I) "Lender" means Lender, any person or entity that may acquire the Mortgaged Property in connection with any Foreclosure Transfer and their respective successors, assigns and participants, parent, subsidiary and affiliated corporations and entities, and the respective partners, directors, officers, agents, attorneys and employees of each of the foregoing.

     (j) "Losses" means any and all losses, liabilities, damages, demands, claims, actions, judgments, causes of action, assessments, penalties, costs and expenses (including, without limitation, all fees and costs of any attorneys and accountants, including on appeal and in any bankruptcy case or proceeding) and all consequential damages.

     (k) "Environmental Losses" means Losses suffered or incurred by Lender arising out of or as a result of: (I) any breach of any representation, warranty, covenant or agreement contained herein; (ii) the occurrence of any Hazardous Material Activity prior to a Foreclosure Transfer; (iii) any violation of any applicable Environmental Laws relating to the Mortgaged Property or the ownership, use, maintenance, occupancy or operation thereof prior to a Foreclosure Transfer; (iv) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any Hazardous Material Activity occurring or allegedly occurring prior to a Foreclosure Transfer; or (v) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against Lender to the extent directly or indirectly relating to, arising from or based on any of the matters described in clauses (I), (ii), (iii) or (iv) above, or any allegation of any such matters.

     2. Indemnity. Borrower hereby assumes liability for and agrees to pay, protect, indemnify, defend and hold harmless Lender from and against any and all Environmental Losses, excluding any such losses arising from Lender's gross negligence or willful misconduct. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified by Borrower under this Indemnity. Separate successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Borrower hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger or judgments. Each person or party executing the Indemnity agrees that the liability hereunder shall be joint and several.

     3. Covenants and Representations. Borrower hereby represents and warrants to Lender that, to

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the best of its knowledge, after due inquiry and investigation, the Mortgaged
Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to any Hazardous Material; and except as disclosed to Lender in the Environmental Report: (a) the Mortgaged Property is not in violation of any Environmental Laws; (b) no Hazardous Material is present at the Mortgaged Property; (c) no Hazardous Material has been discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property otherwise than in compliance with all Environmental Laws; and (d) no underground storage tanks exist on any of the Mortgaged Property. Until a Foreclosure Transfer, Borrower shall keep the Mortgaged Property free from Hazardous Material and in compliance with all Environmental Laws. Borrower shall notify Lender within five (5) business days after it becomes aware of the existence of any Hazardous Material on, or any alleged or actual violation of any Environmental Laws with respect to, the Mortgaged Property. Borrower shall remove any such Hazardous Material and/or cure any such violations, as applicable, as required by law, promptly after it becomes aware of same, at its sole expense. Nothing herein shall prevent Borrower from recovering such expenses from any other party (excluding Lender) that may be liable for such removal or cure. If, at any time and from time to time until the occurrence of a Foreclosure Transfer, Lender has reasonable cause to believe that Borrower has violated, or permitted any violations, any breach of the foregoing, then Borrower shall provide, at its sole expense, an inspection or audit of the Mortgaged Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Lender indicating the presence or absence of Hazardous Material on, or violation of Environmental Laws at the Mortgaged Property. If Borrower fails to provide such inspection or audit within thirty (30) days after such request, Lender may order same, and Borrower hereby grants to Lender and its employees and agents access to the Mortgaged Property to undertake such inspection or audit. The cost of such inspection or audit shall be immediately due and payable, shall be added to the Debt (as defined in the Note) and shall bear interest at the Default Rate from the date expended by Lender until paid by Borrower.

     4. Absolute Indemnity; Waiver of Subrogation and Other Rights. This Indemnity is absolute, unconditional, present and continuing. It is not conditioned or contingent upon any attempt to enforce Lender's rights against Borrower or the Mortgaged Property, to collect from Borrower or any other person or entity or upon any other condition or contingency not set forth herein. Lender shall have the right to proceed against Borrower without taking any prior action to enforce the obligations of Borrower under the Loan Documents or the obligations of any other indemnitor under any indemnity. Furthermore, Lender in its sole discretion, without prior notice to or consent of Borrower, may elect to: (a) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Loan; (b) accept a transfer of any such security in lieu of foreclosure; (c) compromise or adjust the Loan or any part of it or make any other accommodation with Borrower; or (d) exercise any other remedy against Borrower or any security. No such action by Lender shall release or limit the liability of Borrower, who shall remain liable under this Indemnity after the action, even if the effect of the action is to deprive Borrower of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to Lender, whether contractual or arising by operation of law or otherwise. Borrower, for itself and its Affiliates, expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Lender or any third party after any Foreclosure Transfer. The rights and remedies of Lender under this Indemnity shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     Regardless of whether Borrower may have made any payments to Lender, Borrower forever waives: (I) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Borrower

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for any sums paid to Lender, whether contractual or arising by operation of law or otherwise; (II) all rights to enforce any remedy that Lender may have against Borrower; and (III) all rights to participate in any security now or later to be held by Lender for the Loan.

     5. Extent of Liability; Waivers. This Indemnity is a separate, unsecured obligation of Borrower to the Lender and is not secured by the Security Instruments or any of the Other Security Documents. This Indemnity is given solely to protect Lender against Environmental Losses, and not as additional security for, or as a means of repayment of, the Loan. Borrower's obligations under this Indemnity are independent of, and shall not be measured or affected by: (a) any amounts at any time owing under or secured by the Loan Documents;
(b) the sufficiency or insufficiency of any collateral securing the repayment of the Loan; (c) any obligations of Borrower under the Loan Documents; (d) any consideration given by Lender or any other party in order to acquire the Mortgaged Property or any portion thereof; (e) the modification, expiration or termination of any Loan Document; (f) the discharge or repayment in full of the Loan (including, without limitation, by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure); (g) any limitations on Lender's recourse for recovery of the Loan;
(h) any extensions of time for performance under the Loan Documents, whether prior to or after maturity; (i) the release of any collateral securing the Loan, or the release (by operation of law or otherwise) of Borrower or any other indemnitor from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents; or (j) any failure to give Borrower any notices of acceptance, default or otherwise; (k) any other indemnity now or hereafter executed by any other person in connection with the Loan; (l) any rights, powers or privileges Lender may now or hereafter have against any person, entity or collateral; (m) any assignment for the benefit of creditors by Borrower or, if Borrower is a partnership, any general partner of Borrower; (n) any appointment of a receiver, liquidator or trustee (other than any receiver appointed at Lender's request) for Borrower or, if Borrower is a partnership, any general partner of Borrower or for any of the properties of Borrower; (o) any filing of a petition by or against Borrower or, if Borrower is a partnership, any general partner of Borrower, for relief pursuant to the Federal Bankruptcy Code or any similar statute; (p) the institution of any proceedings for the dissolution or liquidation of Borrower or, if Borrower is a partnership, any general partner of Borrower; or (q) any relief or discharge granted Borrower under the Federal Bankruptcy Code or any other debtor relief laws (whether statutory, common law, case law or otherwise). Under no circumstances shall any payment received by Lender, from Borrower or otherwise, which is returned by Lender by reason of the avoidance powers granted pursuant to any federal or state bankruptcy or similar law or for any other reason, regardless of whether Lender contested the order requiring the return of such payment, result in any reduction of Borrower's liability hereunder. Borrower, for itself and its Affiliates, waives any right or claim of right to cause a marshalling of Borrower's assets or to cause Lender to proceed at any time or in any particular order against Borrower or any other person or entity and/or any collateral securing the Loan. To the extent allowed by applicable law, Borrower, for itself and its Affiliates, expressly waives and relinquishes all defenses, counterclaims, rights and remedies now or hereafter accorded by applicable law to indemnitors, guarantors or sureties, including, without limitation, those arising out of or related to the following: (I) any extension of time for payment; (II) notice of acceptance of this Indemnity by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law; (III) any defense, right of offset or other claim which Borrower may have against Lender; (IV) presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Borrower with liability; (V) any failure by Lender to inform Borrower of any facts Lender may now or hereafter know about Borrower, the Mortgaged Property, the Loan or the transactions contemplated by the Loan Documents, it being understood and agreed that Lender has no duty so to inform;
(VI) any failure by Lender to perfect or continue the perfection of any lien, security interest or similar rights against any of the Mortgaged Property; and
(VII) all rights of

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redemption, homestead, dower, and other rights or exemptions of every kind, whether under common law or by statute.

     6. Survival. Borrower's obligations hereunder shall survive any Foreclosure Transfer and any sale or other transfer of the Mortgaged Property prior to a Foreclosure Transfer. Lender's rights under this Indemnity shall be in addition to any other rights and remedies available to it under any other document or instrument now or hereafter existing, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA or any other Environmental Law), and shall not in any way be deemed a waiver of any such rights.

     7. Demand Obligations. All obligations of Borrower hereunder shall be payable on demand, and any amount due and payable hereunder which is not paid within thirty (30) days after written demand therefor shall bear interest from the date of such demand at a per annum interest rate equal to the Default Rate (as defined in the Note) which would have been in effect as if the Note were in existence and an Event of Default had occurred under the Note upon the date of such demand.

     8. Additional Waivers. Borrower, for itself and its Affiliates, waives any defense to its obligations hereunder based on: (a) the claim that the Loan Documents were not duly authorized and executed by Borrower and are not legal, valid and binding instruments, enforceable against Borrower in accordance with their respective terms; or (b) an avoidance action.

     9. Rights of Action. Lender shall have the right to join Borrower in any action or proceeding commenced by Lender pursuant to the rights, powers and privileges Lender now or hereafter may possess under this Indemnity or, at Lender's option, Lender may commence any action or proceeding directly against Borrower without joining anyone else in such action or proceeding. In the event any such action or proceeding arising on, under, out of or by reason of or relating in any way to this Indemnity or the interpretation, breach or enforcement thereof is brought against Borrower, service of process may be made on Borrower by certified mail, return receipt requested, in accordance with the notice provision hereof.

     10. Costs and Expenses. If: (a) this Indemnity is placed in the hands of an attorney for collection of any payment due hereunder or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Indemnity or any other Loan Document; (c) an attorney is retained to protect or enforce the lien of the Security Instruments or any of the other Loan Documents, or to provide advice or other representation with respect to the Mortgaged Property or any of the Loan Documents; or (d) an attorney is retained to provide advice to or represent Lender in any other proceeding whatsoever in connection with this Indemnity, the Note or any other Loan Document; then Borrower shall pay all costs and expenses incurred by Lender in connection therewith, including, without limitation, attorney fees, court costs, filing fees, recording costs, expenses of foreclosure, premiums, survey costs and minutes of foreclosure, in addition to all other amounts due hereunder, regardless of whether all or a portion of such enforcement costs are in a single proceeding brought to enforce this Indemnity as well as the other Loan Documents. The terms "attorney fees", "counsel fees" and the like, as used herein, shall include all fees for the attorneys' services whether outside or within judicial proceedings, including any arbitration, appellate and bankruptcy court proceedings, together with all costs and disbursements incurred by such attorneys.

     11. Successors and Assigns. This Indemnity may be freely assigned by Lender, its successors, endorsees and assigns. This Indemnity shall be binding upon Borrower, and shall inure to the benefit of and shall be enforceable by Lender.

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     12. Entire Agreement. This Indemnity contains Borrower's sole and entire understanding and agreement with respect to its entire subject matter, and all prior negotiations, discussions, commitments, representations, agreements and understandings with respect thereto are merged herein.

     13. Severability. Every provision of this Indemnity is intended to be severable. If any provision of this Indemnity or the application of any provision hereof to any party or circumstance is declared to be illegal, invalid or unenforceable, for any reason, by a court of competent jurisdiction, such invalidity shall not affect the balance of the terms and provisions hereof or the application of the provision in question to any other party or circumstance, all of which shall continue in full force and effect.

     14. Waiver of Jury Trial. Borrower, for itself and its Affiliates, and Lender hereby knowingly, voluntarily and intentionally waive any right they, or their respective successors or assigns, may have to a trial by jury in respect of any action or proceeding of any kind arising on, under, out of, by reason of or relating in any way to this Indemnity or any of the Loan Documents, the interpretation, breach or enforcement thereof or any course of conduct, course of dealing, statement (whether verbal or written) or action or omission of Borrower or Lender. This provision is a material inducement for Lender's making of the Loan to Borrower.

     15. Applicable Law; Jurisdiction. This Indemnity shall be governed and construed in accordance with the laws of the state in which the real property described in Exhibit A is located. Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

     16. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note. Borrower must prominently display Lender's Loan Number (as set forth on page 1 of this Indemnity) on all notices or communications to Lender.

     17. Intentionally Omitted.

     18. Application of Payments. Any amounts received by Lender from any source on account of the Loan may be applied by Lender toward the Debt in such order and manner of application as Lender may deem appropriate.

     19. No Conflict with Other Agreements. The execution, delivery and performance by Borrower of this Indemnity does not and will not contravene or conflict with: (a) the corporate charter, bylaws, partnership agreement or other organizational documents of Borrower; (b) any law, order, rule, regulation, writ, injunction, or decree applicable to Borrower; or (c) any contractual restriction binding on or affecting Borrower or any of Borrower's property or assets.

     20. No Actions; No Defaults. Except as previously disclosed in writing to Lender, there is no action, proceeding or investigation pending or, to the knowledge of Borrower, threatened or affecting Borrower, which may adversely affect Borrower's ability to fulfill Borrower's obligations under this Indemnity. There are no judgments or orders for payment of money against Borrower. Borrower is not in default under any

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agreement which default may adversely affect Borrower's ability to fulfill
Borrower's obligations under this Indemnity. Borrower shall, within five (5) business days after receipt thereof, deliver to Lender copies of any notices of default served on Borrower pursuant to the terms of any agreement to which Borrower is a party.

     21. No Waiver; No Oral Change. No failure or delay on the part of Lender to exercise any power, right or privilege under this Indemnity shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No termination, modification or waiver of any provisions of this Indemnity shall be binding upon Lender except as expressly set forth in writing duly signed and delivered by Lender.

     22. Terms of Payments. Any and all amounts required to be paid by Borrower hereunder shall be paid to Lender, on demand, at Lender's office in Overland Park, Kansas, or such other place as shall be designated by Lender.

     23. Counterparts. This Indemnity may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Indemnity.

     24. Additional Terms and Provisions. Certain additional and supplemental terms and provisions of this Indemnity are set forth in this paragraph. The terms and provisions of this paragraph control and supersede any conflicting terms and provisions contained in this Indemnity.

     (a)  Section 15 is hereby deleted and replaced with the following:

          15. Applicable Law; Jurisdiction. This Indemnity shall be governed and construed in accordance with the laws of the State of Michigan. Borrower hereby submits to personal jurisdiction in the state courts located in all states where the Mortgaged Property are located and the federal courts of the United States of America located in said states for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such states for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower.

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     IN WITNESS WHEREOF, the undersigned have executed this Environmental
Indemnity Agreement to be effective as of the day and year first above written.

                                        "Borrower"

                                        TABB Realty, LLC,
                                        a Michigan limited liability company

                                        By: TABB Management, Inc.,
                                            a Michigan corporation,
                                            its Manager


                                            By: /s/ Michael J. Plotzke
                                                --------------------------------
                                            Name: Michael J. Plotzke
                                            Title: Vice President and Treasurer

STATE OF MICHIGAN  )
                   ) SS
COUNTY OF OAKLAND  )

     I, Phyllis A. Menken, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Michael J. Plotzke, the Vice President and Treasurer of TABB Management, Inc., a Michigan corporation, the Manager of TABB Realty, a Michigan limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice President and Treasurer, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal this 9th day of September, 2005.

                                        /s/ Phyllis A. Menken
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires: October 31, 2010

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                                    EXHIBIT A

                                Legal Description

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